EXHIBIT 99.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. §§1350)

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §§1350), the undersigned, John Forbes, Chief Financial Officer of Financial Ventures, Inc., a Florida corporation (the “Company”), does hereby certify, to his knowledge, that:

      The Quarterly Report on Form 10-QSB for the quarter ended December 30, 2002 of the Company (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 5, 2003	By: /s/ John Forbes John Forbes Chief Financial Officer